SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2004

SCPIE HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12449	95-4557980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1888 Century Park East, Suite 800

Los Angeles, California 90067

(Address of Principal Executive Offices)

(310) 551-5900

(Registrant’s telephone number, including area code)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

99.1	Transcript of conference call hosted by SCPIE Holdings Inc. on March 9, 2004, furnished pursuant to Item 9 and Item 12 of Form 8-K.

Item 9.	Regulation FD Disclosure

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

On March 9, 2004, SCPIE Holdings Inc. hosted a conference call regarding its financial results for the fourth quarter and fiscal year ended December 31, 2003. A copy of the script for the conference call was previously filed with the related earnings press release. A complete transcript for the conference call, including the question and answer portion, is attached hereto as Exhibit 99.1.

Item 12.	Results of Operations and Financial Condition

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

On March 9, 2004, SCPIE Holdings Inc. hosted a conference call regarding its financial results for the fourth quarter and fiscal year ended December 31, 2003. A copy of the script for the conference call was previously filed with the related earnings press release. A complete transcript for the conference call, including the question and answer portion, is attached hereto as Exhibit 99.1.

The information contained in this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing of SCPIE Holdings Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2004	SCPIE HOLDINGS INC.

	By:	/s/ Robert B. Tschudy

	Name:	Robert B. Tschudy
	Its:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit 99.1. Transcript of conference call hosted by SCPIE Holdings Inc. on March 9, 2004, furnished pursuant to Item 9 and Item 12 of Form 8-K.